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                                                           OPTION #_____________

                                SCHLOTZSKY'S INC.

                        INCENTIVE STOCK OPTION AGREEMENT

         This Agreement ("Agreement") is entered into as of ________________ between SCHLOTZSKY'S, INC., a Texas corporation ("Company"),and____________,an employee of the Company ("Employee").

                                 R E C I T A L S

         The Company desires to grant to the Employee an Option to purchase shares of its Common Stock, no par value (the "Shares") pursuant to the Company's 1993 Stock Option Plan (the "Plan") in consideration for certain covenants from the Employee. The Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan.

         The parties agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option to purchase all or any part of an aggregate of ______ Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         The Option granted hereunder is an Incentive Stock Option, as defined under the Plan and Section 422 of the Code.

         2. PURCHASE PRICE. The purchase price of the Shares covered by the Option shall be $_________ per share.

         3. EXERCISE OF OPTION. Subject to the other terms and conditions of this Agreement (including, but not limited to, Section 4 hereof), the Option granted hereby shall vest and become exercisable only on and after the dates set forth below as to the number of shares set forth opposite such dates below:

                     VESTING DATES                                     NUMBER OF SHARES VESTED
                     -------------                                     -----------------------
                  ________________                                        _______________

                  ________________                                        _______________

                  ________________                                        _______________


         4. CHANGE OF CONTROL. During the sixty day period beginning on a Change of Control Date (as defined below) this Option may be exercised in full without regard to the vesting provisions above; provided however, with respect only to those officers and directors of the Company who are subject to Section 16 of the 1934 Act, if the Change of Control Date occurs within the six-month period following the Grant Date of the Option, then the Option will be exercisable for a period of sixty days following the expiration of such six-month period. A "Change of Control Date" shall be deemed to have occurred on the date on which one or more of the following events occurs:

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         (a)      a tender or exchange offer for at least 20% of the outstanding
Common Stock of the Company is consummated;

         (b) the shareholders of the Company approve an agreement to merge or consolidate the Company into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation;

         (c) any person, group or entity becomes the beneficial owner of at least 20% of the outstanding Common Stock of the Company in a transaction which has not been approved in advance by the Board of Directors;

         (d) the directors at the beginning of any two year period cease to constitute a majority at any time during such two year period, other than by reason of death or retirement.

However, in no event shall a Change of Control Date be deemed to have occurred if the Board, by written action taken prior to, and with respect to, an event otherwise constituting a Change of Control Date, determines that such event shall not constitute a Change of Control Date for purposes of this Agreement.

         5. TERM OF OPTION. The Option shall terminate ten years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         (a)      VOLUNTARY TERMINATION OR TERMINATION WITHOUT CAUSE.

         If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability or termination of the Employee for cause), the Option may be exercised within three (3) months after the date the Employee ceases to be an employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement. In such event, the Option shall be exercisable only to the extent that the right to purchase shares under the Plan has vested and accrued and is in effect at the date of such cessation of employment.

         (b)      TERMINATION FOR CAUSE.

         In the event the Employee's employment is terminated by the Company (or an Affiliate) for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease immediately, and this Option shall thereupon terminate.

         (c)      DISABILITY.

         In the event of the Disability of the Employee (as determined by the Administrator, as defined in the Plan), the Option shall be exercisable within one year after the date of such Disability or the date upon which the Option terminates as originally prescribed by this Agreement, whichever is earlier. In such event, the Option shall be exercisable to the extent that the right to purchase the Shares hereunder has accrued on the date the Employee becomes Disabled and is in effect as of such determination date.

         (d)      DEATH.

         In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option, to the extent exercisable but not exercised as of the date of death, may be exercised by the Employee's legal representatives or any person who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. In such event, the Option must be exercised, if at all, within two years after the date of death of the Employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement.


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         6.       NON-ASSIGNABILITY. The Option shall not be transferable by the
Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee or his or her guardian or legal representative. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this paragraph 5, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         7. EXERCISE OF OPTION AND ISSUE OF SHARES. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any representation required by paragraph 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all transfer or original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder and that the Company may, in accordance with the Internal Revenue Code, require the holder to pay additional withholding taxes in respect of the amount that is considered compensation includable in such holders' gross income. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise.

         8. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled.

         The person(s) who exercise the Option shall represent to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise;

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."


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         Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         9.       EMPLOYEE COVENANTS.

         (a) CONFIDENTIAL INFORMATION. Employee acknowledges that the information, observations and data obtained by Employee while employed by the Company (including those obtained by him while employed at the Company prior to the date of this Agreement) concerning the business or affairs of the Company ("Confidential Information") are the property of the Company. Therefore, Employee agrees that he shall not disclose to any unauthorized person or use for his own account any Confidential Information, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions to act. Employee shall deliver to the Company at the termination of employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the Confidential Information or the business of the Company which he may then possess or have under his control.

         (b)      INVENTIONS AND PATENTS.

                  (i) Employee agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Employee while employed by the Company ("Work Product") belong to the Company. Employee will promptly disclose such Work Product to the President and perform all actions reasonably requested by the President to establish and confirm such ownership.

                  (ii) Employee is hereby advised that Section 8(b)(i) of this Agreement regarding the Company's ownership of intellectual property does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Employee's own time, unless (i) the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Employee of the Company.

         (c)      NON-COMPETE, NON-SOLICITATION.

                  (i) Employee acknowledges that in the course of his employment with the Company he will become familiar, and during his employment with the Company he has become familiar, with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Employee agrees that, during employment and for eighteen months thereafter, he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the business of the Company in the United States or any foreign country where the Company is authorized to do business. For purposes of this Agreement, a business shall be deemed competitive if it is a restaurant, sandwich shop or food service operation offering principal menu entrees or items which are the same or confusingly similar to those than offered at any Schlotzsky's restaurant or outlet worldwide. Nothing herein shall prohibit Employee from being a passive owner of not more than 5% of the outstanding stock of any class of a corporation which is publicly traded, so long as Employee has no active participation in the business of such corporation.


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                  (ii)     During employment, Employee shall not (i) induce or
attempt to induce any employee of the Company to leave the employ of the Company or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Company at any time during employment or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

         (d) FULL-TIME. If Employee is employed full-time by the Company (and is not a consultant or other independent contractor), Employee agrees to devote his best efforts and his full business time and attention (except for permitted vacations, holidays and reasonable periods of illness or incapacity) to the business and affairs of the Company. Prior to rendering service to a third party for compensation, Employee shall seek written consent from an officer of the Company. Such consent may be withheld in the sole judgment of such officer.

         (e) NON-DISPARAGEMENT AND NON-DEFAMATION; NO UNAUTHORIZED STATEMENTS TO THIRD PARTIES. Employee shall not make any oral or written statements disparaging or defaming Company, its policies or programs, or its past or present officers, directors or employees. In addition, Employee shall not make any oral or written statements to third parties (including, but not limited to, the general public via postings on the internet, the press, financial analysts, auditors, institutional investors, franchisees, vendors or suppliers) which are: (i) not authorized by Company regarding Company, its past or present officers, directors, or employees, or Company's Confidential Information, and (ii) not required by operation of law.

         (f)      ENFORCEMENT. If, at the time of enforcement of paragraphs 8
(a), (b), (c), (d), or (e) of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. Because Employee's services are unique and because Employee has access to Confidential Information and Work Product, in the event of a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies at law or in equity [including, but not limited to, those remedies in Section 9(g) of this Agreement and the recovery of attorneys' fees and costs] existing in their favor, apply to any court of competent jurisdiction for specific performance or injunction or other relief at law or in equity in order to enforce or remedy, or prevent any violations of, the provisions hereof.

         (g) FORFEITURE FOR DETRIMENTAL ACTIVITY. If at any time during employment with the Company or any affiliate, or within one year after termination of such employment, the Company in its discretion determines that the optionee has engaged in any "detrimental activity" (as hereinafter defined), upon demand by the Company the optionee shall forfeit and return to the Company
(1) such optionee's right to exercise any and all options granted to him under the Plan, whether or not vested or exercisable, and (2) all shares of stock acquired pursuant to the exercise of options granted to such optionee under the Plan. If the Company suspects that the optionee has engaged in any detrimental activity, the exercisability of such optionee's options shall be suspended for as long as the Company deems necessary to permit the investigation of such allegation. For purposes of this Paragraph, "detrimental activity" shall mean any activity that is determined by the Company in its sole and absolute discretion to be detrimental to the interests of the Company or any of its affiliates, including, but not limited to, a determination that such optionee has without the written consent of the Company: (i) breached or violated this Agreement or any other employment-related agreement between optionee and the Company or an affiliate; (ii) breached or violated any other written agreement or release of claims between optionee and the Company or an affiliate; (iii) violated a written policy of the Company or an affiliate; (iv) improperly used or disclosed, either during or subsequent to such optionee's employment with the Company and its affiliates, any proprietary or confidential information of the Company or any affiliate; (v) been convicted of, or has entered a guilty plea with respect to, any misdemeanor or felony crime, whether or not connected with the Company or any affiliate; (vi) entered into employment with a


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competitor of the Company or any affiliate of the Company under circumstances suggesting that such optionee will be using unique or special knowledge gained as a Company (or Company affiliate) employee to compete with the Company or any Company affiliate; (vii) solicited or attempted to solicit employees from the Company or any affiliate; (viii) used information obtained during the course of his prior employment for his own purposes, such as for the solicitation of business; (ix) been determined to have engaged in either gross misconduct or criminal activity harmful to the Company or any Company affiliate; or (x) taken any action that harms the business interests, reputation, or goodwill of the Company or any Company affiliate. The provisions of this Section 9(f) shall not apply after the occurrence of a Change of Control Date.

         10. NOTICES. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by personal delivery or registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:            SCHLOTZSKY'S, INC.
                                                      203 Colorado Street
                                                      Austin, Texas  78701
                                                      Attn:  President

                  To the Employee, to the
                  address shown below,

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when given in accordance with these provisions.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws, and not the laws of conflict, of the State of Texas.

         12. BENEFIT OF AGREEMENT; EMPLOYMENT AT WILL. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto. Notwithstanding anything else contained herein or in the Plan, the Employee shall remain employed at will with no contractual right to be retained in employment by, or as a consultant to, the Company or its subsidiaries for any period of time.

         13. SEVERABILITY. The provisions of this Agreement are severable, and if any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, that finding shall in no way affect the validity or enforceability of any other provision of this Agreement. Any such invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all of a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

         TO BE EFFECTIVE as of the date first written above.

COMPANY:                                  EMPLOYEE:
SCHLOTZSKY'S, INC.

By:      ___________________________      ____________________________________
         John C. Wooley                   {EMPLOYEE NAME}

Title:   President                        {ADDRESS}


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